UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2022

Charge Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 333-253073	90-0471969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 14, 2022, a wholly-owned subsidiary of Charge Enterprises, Inc. (sometimes referred to herein as “we,” “us,” “our” or similar terms), Charge Infrastructure, Inc. (“Buyer”) entered into, and simultaneously closed, an Agreement and Plan of Merger acquiring (the “Merger”) all of the membership interests of EV Group Holdings LLC, a New Jersey limited liability company (“Target”) from Brendan Durkin, James S. Lynch and Patrick Nicholson (the “Members”), through a reverse triangular merger with Mergeco, Inc., a Delaware corporation (“Mergeco”), a newly-formed wholly-owned subsidiary of Buyer. Other than in respect of the Merger, there is no material relationship between Target and Members, on the one hand, and us and our affiliates, officers, directors or any associate of our officers or directors, on the other hand.

The following description of the Merger and the transactions contemplated thereby are qualified in their entirety by reference to the Agreement and Plan of Merger, a copy of which is filed as an Exhibit to this Current Report on Form 8-K (the “Agreement and Plan of Merger”).

EV Group Holdings LLC

Target, headquartered in New Jersey, is a group of companies focused on real estate solutions for commercial and fleet operators requiring parking, maintenance and EV charging depot resources.

Closing and Consideration

On January 14, 2022, we completed the Merger. Pursuant to the Agreement and Plan of Merger, the Merger was structured as a reverse triangular merger of Mergeco with and into Target in a transaction intended to qualify as a tax-free reorganization under Sections 368(a)(l)(A) and 368(a)(2)(E) of the Internal Revenue Code. Under the terms of the Agreement and Plan of Merger, the Members, holders of all of the membership and equity interests in Target, received an aggregate cash amount of $1,250,000 plus 5,201,863 shares of our Common Stock, par value $0.0001 per share, in exchange for all membership and equity of Target. As a result of the Merger, Target has become our indirect wholly-owned subsidiary.

Additional Common Stock Consideration

We may be obligated to issue additional shares of our Common Stock to Members. The value of our Common Stock issued at the closing is $17,530,278, which is 5,201,863 multiplied by $3.37, the closing price of our Common Stock on January 14, 2022.

Pursuant to the Agreement and Plan of Merger, to the extent that the average closing price per share of our Common Stock for the month of December 2022 (“Average Price”) is less than $3.37, we will issue to the Members such number of shares of our Common Stock equal to such decline in value, but in no event more than a 20% decline or $3,506,056, valued at the Average Price.

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Holdback Stock

A portion of the consideration, 1,118,012 shares of our Common Stock, was withheld (the “Holdback Stock”), to be held for up to 18 months, to satisfy certain indemnity obligations of the Members. Such Holdback Stock may also satisfy obligations of Members to us, including the following:

Working Capital Adjustment. In the event that Target’s working capital as of January 14, 2022 is less than $109,985, then Members shall be obligated to reimburse us for such difference. Conversely, if Target’s working capital as of January 14, 2022 is more than $109,985, then Members shall be entitled to receive such difference.

Adjustment for Gross Margin Threshold. If Target’s gross margin for the year ending December 31, 2022 is less than $4,436,633, then we shall be entitled to deduct from the Holdback Stock such number of shares equal to such deficit divided by the closing price of our stock price on December 31, 2022, but not more than 20% of the total value of all of the Holdback Stock.

General

The issuance of our common stock issued in the Merger was issued in reliance on an exemption from registration under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, and such common stock will be restricted from the offer or resale absent registration or an available exemption under applicable federal and state securities laws. The cash consideration was funded through a recently completed financing with certain funds affiliated with Arena Investors LP, as described in Item 1.01 of that Current Report on Form 8-K filed on December 23, 2021.

The representations, warranties and covenants contained in the Agreement and Plan of Merger were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Agreement and Plan of Merger, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Agreement and Plan of Merger is incorporated herein by reference only to provide information regarding the terms of the Agreement and Plan of Merger, and not to provide any other factual information regarding us or our business, and should be read in conjunction with the disclosures in our periodic reports and other filings with the Securities and Exchange Commission.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.02.

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Item 7.01. Regulation FD Disclosure.

On January 20, 2022, we issued a press release regarding the Merger described above under Item 1.01 of this Current Report on Form 8-K. A copy of this press release is filed as an Exhibit to this Current Report on Form 8-K.

Notice Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or our future performance. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates”, “targets” or “believes”, or variations of, or the negatives of, such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement.

Although we believe that the expectations expressed in such forward looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include our business plans and strategies, our future business development, market acceptance of electric vehicles, our ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, and other risks discussed in our filings with the U.S. Securities and Exchange Commission. Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings on OTC Market at https://www.otcmarkets.com/stock/CRGE/overview. We disclaim any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1*

Agreement and Plan of Merger by and between Charge Infrastructure, Inc., Mergeco, Inc., EV Group Holdings LLC, Rosemary Mazzola, Frank Mazzola, Brendan Durkin, James S. Lynch, and Patrick Nicholson dated January 14, 2022

99.1	Press Release dated January 20, 2022

* Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller
Chief Financial Officer

Dated: January 20, 2022

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